                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                             (Amendment No. ______)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]  Preliminary Proxy Statement              [_]  Confidential, for Use of the
                                                   Commission Only (as permitted
[X]  Definitive Proxy Statement                    by Rule 14a-6(e)(2))

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to
     section 240.14a-11(c) or 240.14a-12


                             Eufaula BancCorp, Inc.
                             ----------------------
                (Name of Registrant as Specified in Its Charter)


     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         [X]  No fee required.

         [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1)   Title of each class of securities to which transaction applies:

              __________________________________________________________________

         2)   Aggregate number of securities to which transaction applies:

              __________________________________________________________________


         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):____
              ________________________________

         4)       Proposed maximum aggregate value of transaction:______________


         5)       Total fee paid:_______________________________________________


         [_]      Fee paid previously with preliminary materials.


         [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


         1)       Amount Previously Paid:_______________________________________

                  ______________________________________________________________


         2)       Form, Schedule or Registration Statement No.:_________________

                  ______________________________________________________________


         3)       Filing Party:_________________________________________________


         4)       Date Filed:___________________________________________________

April 15, 2002

Dear Eufaula BancCorp Shareholder:

         You are cordially invited to attend our Annual Meeting of Shareholders at the Eufaula Country Club on Wednesday, May 15, 2002 at 5:00 p.m.

         Enclosed with this Proxy Statement are your proxy card, 2001 Annual Report and a letter from our President and CEO, Greg Faison.

         Regardless of how many shares of stock you own we hope that you will be able to be with us for a review of 2001 and a glimpse of the future.

         To make sure that your shares are represented, we urge you to complete and mail the enclosed proxy card.

         Thank you for helping us make 2001 a great year!

                                                     Sincerely,

                                                     /s/ James R. Balkcom, Jr.

                                                     James R. Balkcom, Jr.
                                                     Chairman of the Board

                                                                  April 15, 2002

Dear Eufaula BancCorp Shareholder:

Included in the enclosed proxy is a recommendation by the Board of Directors to change the name of Eufaula BancCorp to CommerceSouth. Since 1988 Eufaula BancCorp has been the name of our growing bank holding company. At year-end 1988 Eufaula BancCorp had total assets of $49.7 million. Since that time we have expanded into Northwest Florida and Montgomery, Alabama, and as of year-end 2001 Eufaula BancCorp had assets of $255 million. Our regional vision has led us to have our stock listed and traded over the counter at Nasdaq. Quotes are available 24 hours a day on the Internet for our valued shareholders who live throughout the southeast and in states as far away as New York, California, Colorado and Texas.

Over the years, we have enjoyed a proud heritage and culture at Eufaula BancCorp and have always embraced change when it was beneficial for our Organization and shareholders. We feel that now is the time to embrace a change that will reflect the expansion and unity of our Organization as it exists today. The Board and Management of Eufaula BancCorp have recommended that we change our holding company name to CommerceSouth.

We feel the name CommerceSouth reflects the current focus and geographic future of our Organization and our family in Montgomery, Alabama, northwest Florida as well as Eufaula. This name will give us a broader range of recognition and identity as a regional firm that is sensitive to serving the banking needs of an expanding customer base. As shareholders access Nasdaq, we will now be listed under the ticker symbol COSO.

This change will affect the holding company only. Banks within the holding company will retain the same names. Our organization has not sold; it is still owned by you, the shareholders. The same successful management group will continue to run your company and our philosophy and method of doing business will not change. Our Corporate Values will continue to guide us day by day.

We urge you to support this beneficial change by voting yes to this Proxy. Together, we look forward to a bright future as CommerceSouth.

Yours truly,

/s/ Greg Faison

Greg Faison

                             EUFAULA BANCCORP, INC.
                  NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS

                             To Be Held May 15, 2002

     The annual meeting of stockholders of Eufaula BancCorp, Inc. (the "Company"), a Delaware corporation, will be held at the Eufaula Country Club, 2650 Country Club Road, Eufaula, Alabama, on Wednesday, May 15, 2002 at 5:00 p.m., central daylight time, for the following purposes:

     1. To elect the two nominees named in the Proxy Statement as directors to serve for a term of three years or until their successors have been elected and qualified;

     2. To ratify and approve the Eufaula BancCorp, Inc. 2001 Senior Executive Performance Enhancement Plan;

     3. To ratify and approve the Amendment to the Restated Certificate of Incorporation of Eufaula BancCorp, Inc. to change the name of the Company to "CommerceSouth, Inc."; and

     4. To transact such other business as may properly come before the meeting or any adjournments thereof but which is not now anticipated.

     Details respecting these matters are set forth in the accompanying Proxy Statement. Only stockholders of record at the close of business on March 31, 2002, will be entitled to notice of and a vote at the annual meeting. Commencing 10 days prior to the meeting, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder, shall be open to examination by any stockholder at the Company's principal office at 224 East Broad Street, Eufaula, Alabama, during ordinary business hours for any purpose germane to the meeting.

     Whether or not you plan to attend the meeting in person, please sign and date the enclosed proxy and return it in the accompanying envelope as promptly as possible. The proxy may be revoked by your vote in person at the meeting, by your execution and submission of a later dated proxy prior to any vote taken, or by your giving written notice of revocation to the secretary of the Company at any time prior to the voting thereof.


                                       By Order of the Board of Directors

April 15, 2002

                                       /s/ Greg B. Faison

                                       Greg B. Faison
                                       President and CEO

                             EUFAULA BANCCORP, INC.
                              224 EAST BROAD STREET
                             EUFAULA, ALABAMA 3602
                            Telephone: (334) 687-3581

                                 PROXY STATEMENT
                     FOR 2002 ANNUAL MEETING OF STOCKHOLDERS

         This Proxy Statement and the accompanying proxy are furnished on or about April 15, 2002, by Eufaula BancCorp, Inc. (the "Company"), to the holders of record of common stock of the Company in connection with the Company's annual meeting of stockholders, and any adjournments thereof, to be held on Wednesday, May 15, 2002, at 5:00 p.m. central daylight time, at the Eufaula Country Club, 2650 Country Club Road, Eufaula, Alabama. The matters to be considered and acted upon, including the election of directors, are described below.

         The Company is a Delaware corporation and is a bank holding company under the Bank Holding Company Act of 1956, as amended. The Company operates two wholly-owned subsidiary banks, First American Bank of Walton County ("First American"), located in Santa Rosa Beach, Florida, with offices in Freeport, Grayton Beach and Panama City, Florida and Southern Bank of Commerce ("Southern Bank") with offices in Eufaula and Montgomery, Alabama.

         The board of directors of the Company recommends that you elect the two director-nominees named in this Proxy Statement, approve and ratify the Eufaula BancCorp, Inc. 2001 Senior Executive Performance Enhancement Plan described below, and approve and ratify the Amendment to the Restated Certificate of Incorporation of Eufaula BancCorp, Inc. to change the name of the company to "CommerceSouth, Inc." described below.

         The enclosed proxy is solicited on behalf of the board of directors of the Company. You may revoke it at any time prior to the voting of the proxy if you give written notice of revocation to the Secretary of the Company, or if you execute and submit a later dated proxy prior to any vote taken, or if you vote in person at the annual meeting. Mere attendance at the meeting by you will not be sufficient to revoke the proxy. All properly executed proxies delivered pursuant to this solicitation will be voted at the meeting and in accordance with instructions, if any. If no instructions are given, the proxies will be voted FOR the director-nominees named herein, FOR approval of the Eufaula BancCorp, Inc. 2001 Senior Executive Performance Enhancement Plan, and FOR approval of the Amendment to the Restated Certificate of Incorporation. Proxies will also be voted in accordance with the discretion of the proxy holders as stated in the proxy and as to any shareholder proposal that may come before the meeting provided that the Company did not have notice of the proposal at least 45 days before April 15, 2002.

         The Company will pay the costs of soliciting proxies. In addition to the use of the mails, we may solicit proxies by personal interview, telephone or telegraph, and banks, brokers, nominees or fiduciaries will be required to forward the soliciting material to the principals and to obtain authorization of the execution of proxies. The Company may, upon request, reimburse banks, brokers and other institutions, nominees and fiduciaries for their expenses in forwarding proxy material to the principals.


Stockholders Eligible to Vote

         We are furnishing this Proxy Statement to the holders of common stock who were holders of record as of the close of business on March 31, 2002 (the "Record Date"). You will be eligible to vote at the meeting only if you were a stockholder of record as of the Record Date.

         Votes will be tabulated and counted by one or more inspectors of election appointed by the Chairman of the Board of the Company. Proxies marked as abstentions and shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast on any proposal. Such proxies (including proxies marked to withhold authority to vote for a director) will be counted for purposes of determining a quorum at the meeting. A quorum consists of a majority of the shares of common stock outstanding.


                  VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

         As of the Record Date, the Company had issued and outstanding 2,634,373 shares of common stock with approximately 384 stockholders of record. Each such share is entitled to one vote. The Company's ESOP and 401K plan holds 71,032 of these shares for the account of employees of the Company and its subsidiaries. In addition, as of that date, 182,650 shares of common stock were subject to issue and currently exercisable under options pursuant to the Company's 1994 and 1999 Stock Option Plans. There are currently 5,000,000 shares of common stock authorized.

Principal Stockholders

         The following table shows those persons who are known to the Company to be beneficial owners as of the Record Date of more than five percent of the Company's outstanding common stock:

------------------------------------------------------------------------------------------------------

                                       Shares of Company Beneficially Owned
                                       -------------------------------------
------------------------------------------------------------------------------------------------------

                Name and Address           Common Stock          Percentage of Class Outstanding (1)
                ----------------           ------------          -----------------------------------
------------------------------------------------------------------------------------------------------
 Robert M. Dixon                            271,493 (2)                         10.31%
 Post Office Box 280
 Eufaula, Alabama 36072
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Michael C. Dixon                    288,977(3)            10.97%
 Post Office Box 280
 Eufaula, Alabama 36072
--------------------------------------------------------------------------------

 Greg B. Faison                      208,525(4)            7.60%
 Eufaula BancCorp, Inc.
 224 East Broad Street
 Eufaula, Alabama 36027
--------------------------------------------------------------------------------

          (1) "Beneficial Ownership" includes shares for which an individual, directly or indirectly, has or shares voting or investment power or both, including the right to acquire beneficial ownership within 60 days. All of the listed persons have sole voting and investment power over the shares listed opposite their names unless otherwise indicated in the notes below. Beneficial Ownership as reported in the above table has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended. The percentages are based upon 2,634,373 shares of common stock outstanding plus for each person listed the number of shares of Company common stock which such person has a right to acquire within 60 days under the Company's stock option plan.

          (2) Includes 15,837 shares owned by Mr. Dixon's wife and 11,762.5 out of a total of 23,525 shares held in the Janie D. Dixon Trust over which Mr. Dixon is co-trustee. See footnote (3).

          (3) Includes 8,507 shares owned by Mr. Dixon's wife and 11,762.5 shares out of a total of 23,525 shares held in the Janie D. Dixon Trust over which Mr. Dixon has voting control as co-trustee, and 15,470 shares held as custodian for his children. See footnote (2).

          (4) Includes 120,000 shares of common stock subject to options currently exercisable under the Company's stock option plan.

Security Ownership of Management

          The following table indicates for each director and director-nominee, certain executive officers, and all executive officers and directors of the Company as a group the number of shares of outstanding common stock of the Company beneficially owned on the Record Date.

---------------------------------------------------------------------------------------------------

                               Shares of the Company Beneficially Owned
                               ----------------------------------------

---------------------------------------------------------------------------------------------------

 Directors                            Common Stock            Percentage of Class Outstanding (1)
 ---------                            ------------            -----------------------------------
---------------------------------------------------------------------------------------------------
 James R. Balkcom, Jr.                 28,645 (2)                            1.09%
 #50 The Parkside
 78 Lindbergh Drive, N.E.
 Atlanta, Georgia 30305

--------------------------------------------------------------------------------

 Michael C. Dixon **                           288,977(3)            10.97%
 Post Office Box 280
 Eufaula, Alabama 36072
--------------------------------------------------------------------------------

 Robert M. Dixon **                            271,493(4)            10.31%
 Post Office Box 280
 Eufaula, Alabama 36072
--------------------------------------------------------------------------------

 Greg B. Faison                                208,525(5)             7.60%
 Eufaula BancCorp, Inc.
 224 East Broad Street
 Eufaula, Alabama 36027
--------------------------------------------------------------------------------

 Burt H. Rowe, Jr.                             122,904(6)             4.67%
 1495 Old Highway 98
 Destin, Florida 32541
--------------------------------------------------------------------------------

 James A. Faulkner                               2,174                  *
 60 Main Street West
 Dahlonega, Georgia 30533
--------------------------------------------------------------------------------

 William D. Moorer, Jr.                         56,622                2.15%
 3038 Nancy Creek Road
 Atlanta, Georgia 30327
--------------------------------------------------------------------------------

 Dennis A. Wallace                              14,370                  *
 244 Mattie's Way
 Destin, Florida 32540
--------------------------------------------------------------------------------

 All Executive Officers, Directors and         993,710               36.08% (7)
 Director-Nominees as a Group
 (8 Persons)
--------------------------------------------------------------------------------
------------------
*Represents less than one percent.
**Director - Nominee

         (1) See footnote (1) to the table above at "Principal Stockholders" for a definition of "Beneficial Ownership."

         (2) Includes 2,700 shares held by his wife and 1,165 shares held by his children's charitable trust.

         (3) See footnote (3) to the table above at "Principal Stockholders."

         (4) See footnote (2) to the table above at "Principal Stockholders."

         (5) See footnote (4) to the table above at "Principal Stockholders."

         (6) These shares are held by First Eldorado Bancshares, Inc., of which Mr. Rowe is a controlling shareholder.

         (7) Percentage for the group is calculated by including 120,000 shares as outstanding shares subject to options for Mr.Faison.


                              ELECTION OF DIRECTORS
                         (Proposal 1 on the Proxy Card)

         The Company recommends that the stockholders elect Michael C. Dixon and Robert M. Dixon to hold office for a term of three years, or until their successors are elected and qualified. The Company's Restated Certificate of Incorporation provides that the number of directors which shall constitute the entire board shall be fixed from time to time by resolutions adopted by the board, but shall not be less than three nor more than fifteen persons. The board currently consists of 8 directors.

         Proxies cannot be voted for a number of directors greater than two.

         If, prior to the voting at the annual meeting, any person to be elected a director is unable to serve or for good cause cannot serve, the shares represented by all valid proxies may be voted for the election of such substitute as the members of the board of directors may recommend. Company management knows of no reason why any person would be unable to serve as a director.

         Assuming a quorum is present at the meeting, a plurality of the votes cast will be sufficient to elect the directors. On the proxy card, voting for directors is Proposal 1.

         The following table provides certain biographical information about the persons to be elected for terms expiring in 2005 and about the remaining directors whose terms expire in 2003 and 2004. Executive officers serve at the discretion of the board of directors.

--------------------------------------------------------------------------------------------------------------------

          Name, Age and Year                     Position and Offices                      Present and
          Became Director or                    Held with the Company                  Principal Occupation
           Executive Officer                       and Subsidiaries                    for Last Five Years
           -----------------                       ----------------                    -------------------
--------------------------------------------------------------------------------------------------------------------
                                                   ------------
                            Director-Nominees to be Elected for Terms Expiring in 2005
                            ----------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

Michael C. Dixon *                              Director, the Company            President, Dixon Lumber Company,
61, 1988                                       Director, First American                  Eufaula, Alabama
                                                                                    Secretary-Treasurer, Dixon
                                                                                         Lumber Company,
                                                                                         Eufaula, Alabama
                                                                                          (1968 - 2001)
-----------------------------------------------------------------------------------------------------------------

Robert M. Dixon *                               Director, the Company            Chairman, Dixon Lumber Company,
68, 1988                                                                                 Eufaula, Alabama
                                                                                         President, Dixon
                                                                                         Lumber Company,
                                                                                         Eufaula, Alabama
                                                                                           (1968-2001)
--------------------------------------------------------------------------------------------------------------------
                                  Remaining Directors Whose Terms Expire in 2004
                                  ----------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                                                                                  Director, Century South Banks,
James R. Balkcom, Jr.                           Chairman of the Board,         Inc., Dahlonega, Georgia(1998-2001);
57, 1999                                             the Company                    Founding Partner, Council
                                                                                         Ventures, L.P.;
                                                                                        Director, American
                                                                                      Remanufacturers, Inc.;
                                                                                       Chairman, 1996-2000,
                                                                                       President 1999-2000,
                                                                                       PAMECO Corporation,
                                                                                         Atlanta, Georgia
--------------------------------------------------------------------------------------------------------------------

Burt H. Rowe, Jr.                               Director, the Company                Chairman and President,
64, 2000                                                                         First Eldorado Bancshares, Inc.,
                                                                                        Eldorado, Illinois
--------------------------------------------------------------------------------------------------------------------

Greg B. Faison                                President, CEO, Director,              President, CEO, Director
54, 1988                                        the Company; Director                 the Company; Director
                                               Southern Bank; Director,              Southern Bank; Director,
                                                    First American                        First American
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                     Remaining Directors Whose Terms Expire in 2003
                     ----------------------------------------------
-------------------------------------------------------------------------------------------------
James A. Faulkner           Director, the Company            Director, Branch Banking & Trust
57, 2000                                                      Company, Winston-Salem, North
                                                           Carolina, Advisory Director, Branch
                                                                Banking & Trust, Georgia;
                                                                  Vice Chairman, Century
                                                                    South Banks, Inc.
                                                                    Dahlonega, Georgia
                                                                       (2000-2001),
                                                                  Vice Chairman and CEO
                                                              December 1997 to January 2000
                                                             and President and CEO April 1993
                                                                     to December 1997
-------------------------------------------------------------------------------------------------

William D. Moorer, Jr.      Director, the Company;             President, AkroMetrix, LLC,
57, 2000                    Chairman of the Board,             (electronic test measurement
                                Southern Bank                         and services)
                                                                  Atlanta, Georgia since
                                                                      November 1998;
                                                              President, Moorer & Associates
                                                                (independent consultants)
                                                                     Atlanta, Georgia
                                                               March 1995 to November 1998
-------------------------------------------------------------------------------------------------

Dennis A. Wallace           Director, the Company;             Until 2000, Owner South Bay
52, 2000                    Chairman of the Board,              ACE Hardware & Lumber Co.,
                                First American               Inc., Santa Rosa Beach, Florida
-------------------------------------------------------------------------------------------------

*    Michael C. Dixon and Robert M. Dixon are brothers.

     During 2001, the board of directors met 9 times. All directors attended 98% of these meetings, including meetings of committees of the board on which they served.

Committees

         The Compensation Committee consists of Burt H. Rowe, Jr., chairman, Michael C. Dixon and James A. Faulkner. This committee will evaluate the performance of the chief executive officer as well as other management personnel, regarding the adequacy of compensation and benefit plans, and make recommendations to the board regarding the foregoing. This committee met 6 times in 2001.

         The Executive Committee consists of Robert M. Dixon, chairman,
James R. Balkcom, Jr., and Greg B. Faison. This committee also serves as the Nominating Committee and recommends to the board of directors the persons to be nominated to the board of directors on behalf of the Company. Stockholders who wish to nominate persons for directors must follow the procedures set forth below at "Stockholder Nominations for Directors." This committee met 10 times in 2001.


         There is an Audit Committee of the board of directors presently consisting of James A. Faulkner, chairman, William D. Moorer, Jr. and Dennis A. Wallace. The board of directors has decided that there shall be an Audit Committee composed of not less than three directors appointed by the board annually or more often. The Audit Committee's responsibilities are to assist the board of directors in fulfilling its responsibilities relating to corporate accounting and reporting practices. A report of the audit committee is contained below at "Audit Committee Report." The Audit Committee met three times in 2001.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the board is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. The Audit Committee is composed of three directors, a majority of whom must be "independent" as defined by NASDAQ rules. The committee operates under a written charter adopted and approved by the Board of Directors.

         The Audit Committee has reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2001 (the "Audited Financial Statements"). In addition, the Audit Committee discussed with Mauldin & Jenkins, LLC, the independent accounting firm of the Company, the matters required by Codification of Statements on Accounting Standards No. 61 ("SAS 61").

         The Audit Committee also has received the written report, disclosure and the letter from Mauldin & Jenkins, LLC required by the Independence Standards Board (ISB) Statement No. 1, and we have reviewed, evaluated and discussed the written report with Mauldin & Jenkins, LLC and its independence from the Company. The Audit Committee discussed with management of the Company and Mauldin & Jenkins, LLC such other matters and received such assurances from them as we deemed appropriate.

         Based on the foregoing review and discussions and relying thereon, we have recommended to the Company's Board of Directors the inclusion of the Audited Financial Statements in the Company's Annual Report for the year ended December 31, 2001 on Form 10-KSB, to be filed with the Securities and Exchange Commission.

         Each member of the Audit Committee is an independent director in accordance with NASDAQ rules.

The Audit Committee:

James A. Faulkner
William D. Moorer, Jr.
Dennis A. Wallace


                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

         Section 16 (a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than ten percent of the Company's common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Such officers, directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file, including Form 5s which are filed with the SEC annually.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Form 5s were required for those persons, the Company believes that during 2001 all filings were timely made except for one report for Dennis Wallace showing purchase of 2,800 shares that was reported on Form 5 submitted on February 14, 2002.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Certain directors, officers and principal stockholders of the Company and their affiliated interests were customers of and had transactions with the Company's subsidiary banks in the ordinary course of business during the past year; additional transactions may be expected to take place in the ordinary course of business. Included in such transactions were outstanding loans and commitments by the Company's subsidiary banks, all of which were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectability or present other unfavorable features.

                             EXECUTIVE COMPENSATION

     Summary Compensation Table

          The following table presents for the last three fiscal years of the Company the compensation paid to the Chief Executive Officer of the Company. The total annual salary and bonus for 2001 for each of the other executive officers did not exceed $100,000.

--------------------------------------------------------------------------------------------------------------

                              Annual Compensation                     Long Term
                              -------------------                   Compensation
                                                                       Awards
                                                                       ------
--------------------------------------------------------------------------------------------------------------
                                                                     Securities
   Name and Principal                                                Underlying
   ------------------                     Salary       Bonus         Options (#)           All Other
      Position                  Year       ($)          ($)          -----------       Compensation ($)(1)(2)
      --------                  ----       ---          ---                            ----------------------
--------------------------------------------------------------------------------------------------------------
                                 2001      152,500      30,000       91,026(1)             14,998
      Greg B. Faison,
       President and
     Chief Executive
         Officer
--------------------------------------------------------------------------------------------------------------

                                 2000      151,320      45,937                             11,543
--------------------------------------------------------------------------------------------------------------

                                 1999      131,250       -0-                               9,653
--------------------------------------------------------------------------------------------------------------


          (1) These shares will not vest and become exercisable until February 15, 2007.

          (2) Includes life insurance premiums paid on behalf of Mr. Faison and Company ESOP and 401K contributions in the respective amounts of $7,496 and $6,076 for 2001, $4,553 and $2,525 for 2000, $4,353 and $5,300 for 1999.

     Options

          The Company has 361,000 shares of common stock currently available for option grants under the 1994 and 1999 Stock Option Plans. Of these shares, 308,750 are currently subject to options and of that number 182,650 are currently exercisable. The Company also has available a maximum of 396,308 shares under its 2001 Senior Executive Performance Enhancement Plan, 317,047 shares of which have been made the subject of option grants, none of which are presently exercisable.

         The following tables show certain information respecting option grants made in 2001 and information regarding unexercised options for common stock held by the Company's executive officer named above in the Summary Compensation Table. No options were exercised by such person in 2001.


                                    Option Grants in Last Fiscal Year
                                            Individual Grants

------------------------------------------------------------------------------------------------------------------------
                                  Number of              % of Total
                                  Securities               Options
                                  Underlying              Granted to
                                   Options               Employees           Exercise or Base
 Name                              Granted             In Fiscal Year          Price ($/sh)          Expiration Date
 ----                              -------             --------------          ------------          ---------------
------------------------------------------------------------------------------------------------------------------------
Gregory B. Faison                    91,026                28.71%                     12.95       October 29, 2016

------------------------------------------------------------------------------------------------------------------------


          (1) Options may not be exercised until February 15, 2007 and the number that may be exercised is subject to a performance requirement.


                      Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values
   -----------------------------------------------------------------------------------------------------------------

                                Number of Securities Underlying
                                    Unexercised Options                      Value of Unexercised In-the-Money
                                     at December 31, 2001                        Options at December 31, 2001
                                     --------------------                        ----------------------------
   -----------------------------------------------------------------------------------------------------------------

           Name
           ----                           Exercisable/                                Exercisable/
                                         Unexercisable                               Unexercisable
                                         -------------                               --------------
   -----------------------------------------------------------------------------------------------------------------
      Greg B. Faison                   105,000/45,000(1)                           $813,750/$161,250
   -----------------------------------------------------------------------------------------------------------------
      Greg B. Faison                      0/91,026(2)                                  $0/$0(2)
   -----------------------------------------------------------------------------------------------------------------


          (1) Mr. Faison holds these options to acquire 150,000 shares of common stock under the Company's 1994 and 1999 Stock Option Plans; 120,000 of these shares are exercisable as of the date of this Proxy Statement (including 15,000 which became exercisable on January 1, 2002).The remaining 30,000 shares become exercisable at the rate of 6,000 shares on July 25 of each year hereafter through July 25, 2006.

          (2) Shares subject to these options were granted pursuant to the Company's 2001 Senior Executive Performance Enhancement Plan. The exercise price is $12.95 and the market price at December 31, 2001 was $11.75.

Employment and Other Agreements

     The Company entered into an employment agreement in 2000 with Greg B. Faison to serve as President and Chief Executive Officer. The agreement is for a term of one year, and renews daily so that the term of the agreement is one year at all times. The agreement provides that Mr. Faison will be paid an annual salary of at least $150,000, receive life insurance equal to three times his annual compensation, receive a Company owned car for his use, and certain other benefits. Bonuses may be paid at the discretion of the board of directors. The agreement contains a non-competition provision limiting Mr. Faison's ability to compete with the Company in certain circumstances except that the non-compete provision does not apply upon a change of control of the Company. If Mr. Faison's employment is terminated other than for cause, Mr. Faison will receive the salary and bonus and certain insurance benefits for two years after such termination, or for three years once Mr. Faison has been employed by the Company in excess of 20 years.

     The Company has entered into a non-qualified supplemental retirement benefit agreement with Greg B. Faison. Pursuant to this agreement, which is fully financed by life insurance, the Company has agreed to pay Mr. Faison a benefit upon his retirement, death or termination of his service as a director of Eufaula BancCorp, Inc The benefit paid by the Company to the beneficiaries of Mr. Faison by reason of his death shall be an amount equal to the value of his liability reserve account, if any, at the time of his death. The annual benefit to be paid by reason of his retirement or termination of his service as a director of Eufaula BancCorp, Inc., shall commence at the time of his retirement or age 65 whichever occurs later and shall be an amount determined by a formula that depends upon future events. This benefit will be paid each year for the life of Mr. Faison and is currently projected to be approximately $77,058 in the first year with a small increase in that amount thereafter.

     If there is a change of control of the Company and Mr. Faison's service on the board of directors of the Company is subsequently terminated, Mr. Faison shall receive the benefits provided for under the agreement in the event of his retirement as if he had continuously served until retirement. All death benefits under the agreement will continue to be available. A change of control under the agreement is defined as the cumulative transfer of more than 50 percent of the voting stock of the Company from the date of the agreement October 12, 2000 excluding transfers on account of death, gifts, transfers between family members or transfers to a qualified retirement plan maintained by the Company.

     Michael C. Dixon and Robert M. Dixon, directors of the Company, have similar agreements. The aggregate benefits to be paid to these directors as a group, excluding Mr. Faison, at retirement are approximately $56,262 in the aggregate.

     Mr. Faison is also a party to an endorsement split dollar agreement that will provide a life insurance benefit to his beneficiary in an amount that is projected to be between $430,000 and $850,000 depending upon the time of his death. The Company is the owner and beneficiary of the life insurance policy that is the subject of this agreement and has by endorsement given Mr. Faison the right to designate the beneficiary of 80% of the net-at-risk life insurance portion of that policy. The net-at-risk insurance portion of the policy is defined as the difference between the total death benefit of the policy and the policy's cash surrender value.

Director Compensation.

     The policy of the Company is that the directors of the Company who are not employees of the Company receive a fee of $6,500 annually, plus $300 for each board meeting attended. Members of committees receive fees of $200 for each committee meeting attended.

     Effective January 1, 2001, the Company commenced a Directors Deferred Compensation Plan pursuant to which a director of the Company may direct that the payment of all or any portion of the cash compensation that would otherwise be payable to the director be credited to an account which will acquire Company common stock. The Company will also make a matching contribution equal to 50 percent of the first $200 contributed by the director each month under the Plan. The director may elect to receive a lump sum distribution of the shares held for the director when the director's service on the board terminates or in a series of annual or quarterly installments over five years. Dividends paid on the shares held for the director are accumulated and reinvested in Company common stock.

     As described immediately above, certain directors also have supplemental retirement agreements with the Company.

                        APPROVAL OF 2001 SENIOR EXECUTIVE
                          PERFORMANCE ENHANCEMENT PLAN
                         (Proposal 2 on the Proxy Card)

     The Board of Directors of the Company has approved and implemented as of October 29, 2001, the Eufaula BancCorp, Inc. 2001 Senior Executive Performance Enhancement Plan (the "Plan"), subject to ratification by the Company's stockholders at the annual meeting.

Description of the Plan

     Purpose. The purpose of the Plan is to promote the long-term success of the
     -------
Company by providing performance based stock compensation for senior executives of the Company and its subsidiaries who are in positions to make significant contributions to the success of the Company.

The value of such stock awards will vary in direct proportion to the financial success of the Company.

         Administration. Options may be granted by and the Plan shall be
         --------------
administered either by the board of directors as a whole or by the Compensation Committee of the Board of Directors (the "Committee") which consists of Burt Rowe, chairman; James A. Faulkner and Michael C. Dixon. If the board delegates its authority to the Committee, then the Committee will exercise all authority under the Plan. The Committee shall have authority to interpret the Plan and make rules or decisions necessary or appropriate for administration of the Plan.

         Grant of Options; Persons Eligible. The shares of Common Stock to be
         ----------------------------------
delivered upon the exercise of options granted under the Plan shall be made available from the authorized but unissued shares of the Company's $1.00 par value Common Stock or from shares reacquired by the Company, including shares purchased in the open market. On October 29, 2001, the closing price for the Common Stock as quoted in the Nasdaq SmallCap Market was $12.95. The aggregate number of shares which may be issued upon the exercise of all options which may be granted under the Plan will be based upon the financial performance of the Company over a five year period and cannot be determined with certainty, but the total maximum number of shares is 396,308 shares of Common Stock.

         Options under the Plan have been granted to Greg Faison, Deborah M. Wiltse, C. Thomas Knowles, III, Charles R. Schaeffer and Robert G. Davis, Jr. The board of directors believes that these persons are the senior executives who are in the best position to affect the success or failure of the Company over the next five years. Accordingly, as described below, these persons have been granted options, the number of which that may be exercised will be determined based on performance of the Company during the five fiscal years of 2002 through 2006.

         Terms. The price at which all options granted under the Plan may be
         -----
exercised is the fair market value of the Common Stock of the Company on the date of grant of each option, or $12.95 which was the fair market value of the Company's Common Stock on October 29, 2001 when the Plan was approved and options granted by the board of directors. Once vested, options may be exercised in whole or in part by paying the exercise price in full in either cash or unrestricted common stock of the Company.

         Grants.  The following table sets forth certain information regarding
         ------
options granted under the Plan:

                                                    Maximum No. of Shares
                                                    ---------------------
Name                       Dollar Value(1)         Shares Subject to Option
----                       ------------            ------------------------

Greg B. Faison, CEO        $1,178,786.70                    91,026

Executive Group                   $1,754,155.20                    135,456
(including CEO)

Non-Executive Officer             $2,351,603.00                    181,591
Employee Group

     (1) The dollar value is based upon the exercise price of the options on the date of grant, $12.95 per share. The market value of the common stock at December 31, 2001 was $11.75 per share.

     Vesting. The option may not be exercised until a date specified in the
     -------
option (the "Exercise Date") which occurs in the fiscal year that first follows the completion of a specified number of fiscal years after the grant date (such period referred to as the "Performance Period"). For each person named above, that period is the five fiscal years 2002 through 2006. Options granted to those persons may not be exercised until February 15, 2007. The number of shares that may be exercised under the option on or after the Exercise Date (the "Vested Shares") shall be determined by a formula (the "Performance Formula") established by the Committee and set forth in the option agreement signed by each person granted options. On or after the Exercise Date, and as except as otherwise provided in the Plan, the option may be exercised as to any or all of the Vested Shares until the option terminates, which for all options specified above shall be October 29, 2016. The option may be exercised as to the remainder of the shares subject to the option that did not constitute vested shares on the Exercise Date only at any time during the 30 day period immediately preceding the expiration date of the option, provided the grantee continues to be employed by the Company on the expiration date and provided that the Committee, in its sole discretion at any time after the Exercise Date, may terminate and cancel the option as to any such shares subject to the option that are not Vested Shares by giving written notice of such cancellation to the grantee.

     Exercise upon Death or Disability. An option shall become exercisable upon
     ---------------------------------
the death of an employee or upon employment with the Company ceasing because of total and permanent disability, as defined in the Plan. Unless the shares subject to the option have already become Vested Shares and except as provided in a Change of Control described below, the number of shares as to which the option may be exercised shall be determined on the Exercise Date and shall equal the number of Vested Shares that would have been subject to exercise by the grantee had death or disability not occurred multiplied by a fraction, the numerator of which shall be the number of days from the first day of the Performance Period to the date of death or disability and the denominator of which shall be the number of days in the Performance Period. The option may be exercised no later than the later of 60 days after the Exercise Date or 180 days after the date of death or disability, and thereafter it shall terminate as to all shares subject to the option.

     Transferable: Termination of Options. An option shall not be transferable
     ------------------------------------
other than by will or the laws of descent and distribution and, during the grantee's lifetime, an option shall be exercisable only by the grantee, or if the grantee is disabled and the option remains exercisable, by his or her duly appointed guardian or other legal representative.

         An option, to the extent that it has not previously been exercised, and except as otherwise provided in the Plan, shall terminate upon the earlier to occur of (1) the expiration of the applicable option period as set forth in the option agreement granting such option, or (2) immediately upon the date on which a grantee ceases to be an employee of the Company for any reason, including Retirement, unless the option agreement provides for earlier termination, except that in the case of the foregoing clause (2), the grantee shall have 30 days in which to exercise the option as to any Vested Shares.

         Change of Control.  The Plan contains provisions in the event of a
         -----------------
Change of Control or Potential Change of Control.

         If a Change of Control (as defined below) occurs, or if and to the extent the Committee or the Board determines in writing at or after the grant of an Option hereunder that a Potential Change of Control (as defined below) has occurred, any options awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested on the following basis:

         The number of shares as to which the option may be exercised shall be determined as of the date that the Change of Control or Potential Change of Control occurs based upon the number of days in the Performance Period. The committee shall calculate the number of shares that the grantee would have been entitled to exercise as Vested Shares assuming the Performance Period contained only the number of days between the first date of the Performance Period and the date of the Change of Control or Potential Change of Control to provide the total number of shares that will constitute Vested Shares for this purpose. An option shall not be exercisable as to any shares that do not constitute Vested Shares under this paragraph. If a Change of Control or Potential Change of Control occurs during the Performance Period after the death or total and permanent disability of the grantee, then the number of shares as to which the option may be exercised shall be determined in accordance with this paragraph, and the option may then be exercised for a period of 180 days after the date of the Change in Control or Potential Change in Control. Thereafter, it shall expire.

         For purposes of the Plan, a "Change of Control" means the happening of any of the following:

                  (i) a merger, consolidation or other corporate reorganization of the Company in which the Company does not survive, or a sale of all or substantially all of the assets of the Company;

                  (ii) when any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any subsidiary of the Company, or any Company employee benefit plan, including its trustee), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities;

                  (iii) when the individuals who currently constitute the Board of the Company or who become directors of the Company or any successor upon nomination or election by the directors other than through an actual or threatened stockholder election contest cease for any reason to constitute a majority of the Board of the Company, or its successor.

         For purposes of determining the identity of a beneficial owner of shares under these provisions, shares held directly by Robert M. Dixon or Michael D. Dixon, directors of the Company, or shares held by their estate, or shares held by any person who, under Federal Reserve Board Regulation 12 C.F.R. ?225.41(b)(2), is deemed to be acting in concert with them, shall not be included in calculating the 25 percent limit referenced in clause (ii).

         For purposes of the Plan, a "Potential Change of Control" means the happening of any of the following:

                  (i) the entering into an agreement by the Company, the consummation of which would result in a Change of Control of the Company as defined above; or

                  (ii) the acquisition of beneficial ownership directly or indirectly, by any entity, person or group (other than the Company, a subsidiary of the Company, or any Company employee benefit plan (including its trustee)) of securities of the Company representing five percent (5%) or more of the combined voting power of the Company's outstanding securities and the adoption by the Board of Directors of a resolution to the effect that a Potential Change of Control of the Company has occurred for purposes of this Plan.

         Additional Grants. The Committee has the right to grant options to
         -----------------
additional executives who may be hired from time to time during the Performance Period or to grant options to existing employees whose service the Committee deems significant enough to the Company to warrant a grant of options. In the Committee's discretion, such persons may be granted options for the Performance Period described above that exists for the five persons who currently hold options, with the number of shares subject to options based upon the number of years remaining in the Performance Period, or to authorize a new Performance Period. Similarly, upon the termination of the Performance Period in place for the current holders of options, new options could be granted to persons chosen by the Committee with a new Performance Period with new performance criteria established at that time.

         Amendment:  Termination.  The Board of Directors of the Company may
         -----------------------
suspend or terminate the Plan or any portion thereof at any time, and the board may amend the Plan from time to time as may be deemed to be in the best interests of the Company; provided, however, that no such amendment, alteration or discontinuation shall be made (a) that would impair the rights of a holder with respect to options theretofore awarded, without such person's consent, or
(b) without the approval of the stockholders (i) if such approval is necessary to comply with any legal, tax or regulatory requirement, including any approval requirement which is a prerequisite for exemptive relief from Section 16(b) of the Securities Exchange Act of 1934; or (ii) to change the maximum number of shares subject to the Plan.

Tax Consequences

         Options granted under the Plan will not qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended. Thus, upon the exercise of an option under the Plan, ordinary income will result to the grantee equal to the difference between the fair market value of the stock received upon exercise of the options and the exercise price of the option. The Company would be entitled to a tax deduction equal to the amount of any ordinary income accruing to the optionee.

Vote Required for Approval

         Approval of the Plan requires the affirmative vote of a majority of the shares of Common Stock present and voting at the annual meeting. If the shareholders do not approve the Plan at the annual meeting, the board of directors will consider amendments to the Plan which might encourage shareholder approval, or it may submit the Plan for approval at the 2003 annual meeting, or consider other alternatives including cancellation of the Plan.

         The Board of Directors recommends that you vote FOR approval of the Plan.

                APPROVAL OF AMENDMENT TO RESTATED CERTIFICATE OF
                    INCORPORATION OF EUFAULA BANCCORP, INC.
                           (Proposal 3 on Proxy Card)

         The board of directors has approved an amendment to the Company's Restated Certificate of Incorporation to change the name of the Company to "CommerceSouth, Inc." If approved, Article 1 of the Restated Certificate of Incorporation would be amended to read in its entirety as follows:

         "1.      Name.    The name of the corporation is `CommerceSouth, Inc.'"
                  ----

         The board of directors unanimously recommends that shareholders approve the amendment to the Restated Certificate of Incorporation. The growth of the Company, especially through its subsidiary banks, has witnessed expansion of services into locations other than Eufaula, Alabama, including 4 banking offices in the Florida panhandle.

     Management of the Company believes the proposed new name is unique and innovative and reflects the Company's intention to continue to market itself in areas beyond Eufaula, Alabama. Management believes that the new name of the Company will be more suitable than the current name in markets in its current and future locations. To the knowledge of the Company, the new name is not presently used by another business or substantially similar to the name of another business in the Company's present or future market areas. The names of our subsidiary banks will remain the same.

Vote Required for Approval.

     Approval of the Amendment to Restated Certificate of Incorporation of the Company requires the affirmative vote of a majority of the outstanding shares of Common Stock.

     The board of directors unanimously recommends a vote for proposal 3.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Company's principal independent accountants for 2001 were Mauldin & Jenkins, LLC, Albany, Georgia, and such firm has been selected as the independent accountants for 2002. A representative of Mauldin & Jenkins, LLC is expected to be present at the annual meeting and to have an opportunity to make a statement and respond to appropriate questions.

     The following sets forth certain information regarding fees paid by the Company to its independent accountants.

Audit Fees

     The Company's independent accountants, Mauldin & Jenkins, LLC, billed the Company $94,675 for professional services rendered for the audit of the Company's annual financial statements in 2000 and for the review of the Company's financial statements contained in the Company's Forms 10-QSB for 2001.

All Other Fees

     The Company's independent accountants billed the Company $52,991 in 2001 for all other services performed in 2001 in addition to the fees disclosed above.

     The Company's audit committee considered whether the provision of the services of

Mauldin & Jenkins, LLC, other than the audit services described above at "Audit Fees," was compatible with maintaining such accounting firm's independence.


                            PROPOSALS OF STOCKHOLDERS

     Subject to certain rules of the SEC, shareholders who intend to present a proposal for inclusion in the Company's Proxy Statement for the 2003 annual meeting and voting at the Company's 2003 annual meeting of shareholders must be received at the Company's principal executive offices not less than 120 calendar days in advance of April 15, 2003, for inclusion in the proxy or information statement relating to the 2003 annual meeting.

     The Company's bylaws provide that the Company's annual meeting of shareholders shall be held on the third Wednesday of May of each year.

                      STOCKHOLDER NOMINATIONS FOR DIRECTOR

     In addition to the right of the board of directors to select nominees for director elections, stockholders may nominate persons to serve as directors by following the procedures set forth in the Company's Restated Certificate of Incorporation. The Restated Certificate of Incorporation provides that in order to make a nomination, the stockholder must be entitled to vote for the election of directors and must provide advance notice to the Company of a proposed nomination. The notice must be provided not less than 14 days nor more than 50 days prior to any meeting of stockholders at which directors are to be elected; and the notice must set forth (i) the name, age, citizenship, business address and residence address of each nominee proposed; (ii) the principal occupation or employment of each nominee for the five years preceding such meeting; (iii) the number of shares of stock of the Company which are owned directly or indirectly, by each such nominee; and (iv) all such other information with respect to each such nominee as is required to be disclosed in a proxy statement soliciting votes with respect to the election of directors which complies with the Securities Exchange Act of 1934 and the rules and regulations thereunder.

     The stockholder making the nomination must be present in person or by proxy at the meeting of the stockholders called for the election of directors. The chairman of the meeting has the right to determine whether the stockholder has followed properly the foregoing procedures.

                                  OTHER MATTERS

     The Company does not know of any matters to be presented for action at the meeting other than those listed in the notice of the meeting and referred to herein.

     The company will furnish without charge to its stockholders, upon written request, a copy of the Directors Deferred Compensation Plan and a copy of its annual report on form 10-KSB, including the accompanying financial statements and schedules, required to be filed with the SEC for the year ended December 31, 2001. Copies of the exhibits to such report will also be available upon payment of a reasonable fee for copying charges. Requests should be made to:

                               Greg B. Faison, CEO
                             Eufaula BancCorp, Inc.
                              Post Office Box 1269
                           Eufaula, Alabama 36072-1269
                             Telephone: 334/687-3581

     Please sign and date the enclosed proxy and return it in the accompanying envelope as promptly as possible.

     You may revoke the proxy by giving written notice of revocation to the secretary of the company at any time prior to the voting thereof, by executing and submitting a later dated proxy prior to any vote taken, or by attending the meeting and voting in person.

April 15, 2002
Eufaula, Alabama

                       Solicited by the Board of Directors

                                      PROXY
                                  Common Stock
                             Eufaula BancCorp, Inc.
                         Annual Meeting of Stockholders
                                  May 15, 2002

         The undersigned hereby appoints Greg B. Faison and Deborah Wiltse, and either of them, or such other persons as the board of directors of Eufaula BancCorp, Inc. ("the Company"), may designate, proxies for the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of Common Stock of the Company at the annual meeting of stockholders to be held on May 15, 2002 and at any and all adjournments thereof.

         1.    Election of two Directors to serve until 2005:

               Michael C. Dixon and Robert M. Dixon.

         ( )   FOR all nominees listed except     ( )  WITHHOLD authority to
               as marked to the contrary               vote for all nominees

         Instruction: To withhold authority to vote for any individual, strike a line through the nominee's name in the above list:

         2. To ratify and approve the Eufaul BancCorp, Inc. 2001 Senior Executive Performance Enhancement Plan;

         ( )   For               ( )  Against           ( )  Abstain.

         3. To ratify and approve the Amendment to the Restated Certificate of Incorporation of Eufaula BancCorp, Inc. to change the name of the Company to "CommerceSouth, Inc.";

         ( )   For               ( )  Against           ( )  Abstain.

         4. In their discretion, to vote on such other matters as may properly come before the meeting, but which are not now anticipated, to vote for the election of any person as a director should any person named in the proxy statement to be elected be unable to serve or for good cause cannot serve and to vote upon matters incident to the conduct of the meeting.

         This proxy is solicited on behalf of the board of directors and will be voted as directed herein. If no direction is given, this proxy will be voted for the two persons named in proposal 1, for Proposal 2, for Proposal 3 and in accordance with the discretion of the proxy holders respecting proposal 4.

                                     (TURN OVER)
Please sign and date this proxy.

Dated:______________________________________,2002

Phone No:___________________________________


____________________________________________
(Signature of Stockholder)

____________________________________________
(Signature of Stockholder, if more than one)

         Please sign exactly as your name appears on this proxy. Agents, executors, administrators, guardians and trustees must give full title as such. If shares are held jointly, each stockholder must sign. Corporations should sign by their president or other authorized officer.